UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 23, 2025, Salarius Pharmaceuticals, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq listing rule 5550(a)(2) because the closing bid price of the Company’s common stock for the last 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share (the “Minimum Bid Price Requirement”). Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Requirement. However, pursuant to Nasdaq listing rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Nasdaq listing rule 5810(c)(3)(A) because the Company has effected a reverse stock split during the prior one-year period.

In addition, as previously disclosed, on March 26, 2025, the Company received a letter from Nasdaq notifying the Company that, based on the financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2024, the Company no longer complied with the requirement under Nasdaq Listing Rule 5550(b)(1) to maintain a minimum of $2.5 million in stockholders’ equity for continued listing on The Nasdaq Capital Market (the “Equity Standard”). The letter indicated that the Company had until May 12, 2025 to either regain compliance with the Equity Standard or submit a plan to Nasdaq to regain compliance with the Equity Standard (a “Compliance Plan”). However, pursuant to Nasdaq listing rule 5810(d)(2), the Company’s failure to comply with the Minimum Bid Price Requirement serves as a separate and additional reason for delisting and, as such, the Notice indicates that Nasdaq will not entertain a Compliance Plan, and the Company should also address the Company’s noncompliance with the Equity Standard before a Hearings Panel if the Company appeals Nasdaq’s determination.

Accordingly, unless the Company requests an appeal of the delisting determination by April 30, 2025, Nasdaq has determined that the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on May 2, 2025. In addition, a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company intends to appeal the delisting determination on or before April 30, 2025 by requesting an appeal with a Nasdaq Hearings Panel (the “Hearings Panel”). A request for an appeal will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Hearings Panel’s decision. The Company intends to present its plans to regain compliance with the Minimum Bid Price Requirement and the Equity Standard in connection with the Company’s planned merger transaction with Decoy Therapeutics Inc. However, there are no assurances a favorable decision from the Hearing Panel will be obtained or that the Company’s securities will remain listed on The Nasdaq Capital Market.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s plans to appeal the Nasdaq delisting determination, the Company’s ability to regain compliance with Nasdaq’s continued listing requirements, the Company’s plans to regain compliance in connection with the planned merger with Decoy Therapeutics Inc. and the outcome of any hearing the Company might request. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks related to the Company’s ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, the potential delisting of the Company’s shares from The Nasdaq Capital Market due to the Company’s failure to comply with the applicable rules, risks related to the Company’s ability to consummate the planned merger with Decoy Therapeutics Inc., and the other risks set forth in the Company’s filings with the Securities and Exchange Commission. Readers are urged to carefully review and consider the various disclosures made by us in the Company’s reports filed with the U.S. Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect the Company’s business, financial condition, results of operation and cash flows. The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: April 25, 2025	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Executive Vice President & Chief Financial Officer